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                       The Prudential Institutional Fund
                    Supplement dated October 10, 1996 to the
                       Prospectus dated February 1, 1996

Growth Stock Fund, International Stock Fund, Balanced Fund,
Income Fund and Money Market Fund:

    Effective September 20, 1996, assets of the above Series were exchanged for Class Z shares (which have no sales or distribution fees) of certain Prudential Mutual Funds, as follows:

      - Growth Stock Fund assets in exchange for shares of Prudential Jennison Growth Fund, a series of Prudential Jennison Series Fund, Inc.;

      - Balanced Fund assets in exchange for shares of the Balanced Portfolio of Prudential Allocation Fund;

      - Income Fund assets in exchange for shares of Prudential Government Income Fund, Inc.;

      - Money Market Fund assets in exchange for shares of Prudential MoneyMart Assets, Inc.; and

      - International Stock Fund assets in exchange for shares of the International Stock Series of Prudential World Fund, Inc.

    Each of the Prudential Mutual Funds are offered by a separate prospectus. The above series of The Prudential Institutional Fund are no longer offered by this prospectus.

Active Balanced Fund and Stock Index Fund.

    The Special Meeting of Shareholders scheduled for October 8, 1996 has been changed to October 30, 1996.